UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) OCTOBER 22, 2004

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           COLORADO                    0-32237            98-0347827
(State or other jurisdiction of      (Commission        (IRS Employer
        incorporation)               File Number)     Identification No.)

              1331 - 17TH STREET, SUITE 730, DENVER, COLORADO 80202
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 293-2300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 22, 2004, the registrant dismissed Wheeler Wasoff, P.C. as its independent public accountants. Wheeler Wasoff, P.C. had audited the registrant's financial statements for the fiscal years ended November 30, 2002 and 2003. On October 23, 2004, the registrant engaged Hein + Associates LLP to serve as the company's independent public accountants for the fiscal year ending November 30, 2004. The audit committee of the registrant's board of directors approved both actions. Hein + Associates LLP is larger than Wheeler Wasoff, P.C., and the audit committee believes that it will be better able to service the registrant's needs due to the registrant's increased level of operations. The registrant plans to continue to use Wheeler Wasoff, P.C. for its tax work and ongoing consulting needs.

The audit report of Wheeler Wasoff, P.C. on the financial statements as of November 30, 2002 and for the period from inception (June 18, 2002) to November 30, 2002 contained a separate paragraph stating: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has not commenced principal operations and has incurred operating losses since inception. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the two most recent fiscal years and the subsequent interim period through October 22, 2004, there were no disagreements with Wheeler Wasoff, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Wheeler Wasoff, P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Wheeler Wasoff, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 25, 2004, is filed as Exhibit 16.1 to this Form 8-K.

There were no other "reportable events" as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant's two most recent fiscal years and the subsequent interim period ending October 22, 2004

During the registrant's two most recent fiscal years and through October 22, 2004, the date prior to the engagement of Hein + Associates, neither the registrant nor anyone on its behalf consulted Hein + Associates regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's consolidated financial statements.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

Effective October 22, 2004, Galaxy Energy Corporation amended its Articles of Incorporation to increase from 100,000,000 to 400,000,000 the number of authorized shares of common stock.


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                       DOCUMENT

  3.1          Articles of Amendment

 16.1          Letter from Wheeler Wasoff, P.C.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GALAXY ENERGY CORPORATION


October 25, 2004                    By:      /S/ CARMEN J. LOTITO
                                       -----------------------------------------
                                        Carmen J. Lotito
                                        Executive Vice President and
                                        Chief Financial Officer












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